Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
AMENDMENT NO. 6

TO THE AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT

dated as of September 1, 2017

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 6 to the Amended and Restated A350-900 Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (hereinafter referred to as this “Amendment”) is entered into as of March 31, 2025 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Emile Dewoitine, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606, U.S.A. (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the Amended and Restated A350-900 Purchase Agreement, dated as of September 1, 2017 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”,

WHEREAS, the Buyer and the Seller have agreed to *** regarding (i) the ***, with the parties working in good faith to agree to such *** and (ii) a potential ***, and

WHEREAS the Buyer understands that the Seller *** at the date of this Amendment.

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

1    DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

2    LETTER AGREEMENTS

2.1     Letter Agreement No.2 to the Agreement dated as of September 1, 2017 and as amended from time to time, is hereby deleted and replaced with the Amended and Restated Letter Agreement No. 2 dated as of even date herewith.

2.2    Amended and Restated Letter Agreement No. 14 to the Agreement dated as of December 26, 2024 is hereby deleted and replaced with the Amended and Restated Letter Agreement No. 14 dated as of even date herewith.

3    ***

***

4    EFFECT OF THE AMENDMENT

The Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment shall constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment shall be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

5    ASSIGNMENT

This Amendment and the rights and obligations of the parties shall be subject to the provisions of Clause 21 of the Agreement.

6    CONFIDENTIALITY

    This Amendment is subject to the terms and conditions of Clause 22.10 of the Agreement.

7    GOVERNING LAW

    The governing law shall be as set forth in Clause 22.6 of the Agreement.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

8    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

UNITED AIRLINES, INC.

By:    /s/ John Gebo

Its:    Senior Vice President Treasury, Fleet & Fuel

AIRBUS S.A.S.

By:    /s/ Olivier Marty

Its:    Vice President Contracts

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 6 – Execution Version
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED LETTER AGREEMENT NO. 2

TO THE AMENDED AND RESTATED
A350-900 PURCHASE AGREEMENT

As of 31 March 2025

UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of September 1, 2017 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 2 dated as of September 1, 2017 to the Agreement (as amended from time to time), is hereby amended and restated in its entirety to read as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

1.    ***

    Clause 5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

    QUOTE

5 -     PAYMENT TERMS

5.1    Seller’s Account

    The Buyer will pay the ***, the Balance of the Final Price of the Aircraft and any other amount due hereunder in immediately available funds in United States dollars to: ***, or to such other account as may be designated by the Seller in writing to the Buyer.

5.2    ***

5.2.1    ***

5.2.2    The *** for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

    ***

5.2.3    *** will be paid according to the following schedules.

    ***

5.2.3.1    For the ***:

Payment Date	***
*** ***	***
*** DELIVERY	***

Notwithstanding the above, it is agreed that with respect to Aircraft ***.

5.2.3.2    ***:

***		***
***	***	***

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

*** DELIVERY	***

5.2.3.3    For *** Aircraft:

Payment Date	***
*** ***	***
*** DELIVERY	***

Notwithstanding the above, it is agreed that with respect to Aircraft ***.

5.2.4    ***

5.2.5    ***

5.3    ***

    ***

5.4    ***

5.4.1    ***

5.5    Payment of Balance of the Final Price of the Aircraft

    ***

5.6    Taxes

5.6.1    ***

5.6.2    ***

5.6.3    ***

5.6.4    ***

    “Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.7    Application of Payments

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer or a direct or indirect subsidiary of the Buyer on the one hand and the Seller or any of the Seller’s Affiliates on the other hand) become due and payable by the Buyer or an Affiliate of the Buyer, ***.

5.8    ***

    ***

5.9    Overdue ***

    If any *** due to the Seller is not received by the Seller on the date or dates agreed upon between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller upon receipt of such claim, interest at the rate of ***. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law. ***.

5.10    Proprietary Interest

    Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any *** or *** hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.11    Payment in Full

    ***
5.12    Other Charges

    ***

    UNQUOTE

2.    ASSIGNMENT

    This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

3.    CONFIDENTIALITY

    This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4.    COUNTERPARTS

    This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:    /s/ Olivier Marty

Its:    Vice President Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:    /s/ John Gebo

Its:    Senior Vice President Treasury, Fleet & Fuel

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Execution Version    LA2-6
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED
LETTER AGREEMENT NO. 14

TO THE AMENDED AND RESTATED
A350-900 PURCHASE AGREEMENT

As of March 31, 2025

UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA

Re: AIRCRAFT ORDER MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of September 1, 2017 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 14 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Amended and Restated Letter Agreement No. 14 dated as of December 26, 2024 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

1.    ***

1.1    The Seller offers the Buyer the *** certain Aircraft under the Agreement (the “***”), subject to the following terms and conditions:

(i)    The *** is only granted to the Buyer for *** of the following Aircraft which are included in the Buyer’s *** order of *** Aircraft, as follows (each a “***”):

Aircraft number    Aircraft type            Scheduled Delivery
                    ***

Aircraft ***    A350-900 Aircraft         ***
Aircraft ***    A350-900 Aircraft         ***
Aircraft ***    A350-900 Aircraft        ***
Aircraft ***        A350-900 Aircraft        ***
Aircraft ***    A350-900 Aircraft        ***
Aircraft ***        A350-900 Aircraft        ***
Aircraft ***    A350-900 Aircraft        ***
Aircraft ***        A350-900 Aircraft        ***
Aircraft ***    A350-900 Aircraft        ***
Aircraft ***        A350-900 Aircraft        ***

(ii)    The Buyer will give the *** a one-time written notice of *** on a date falling between *** and *** (the “***”). Such notice shall identify all of the *** with respect to which the Buyer ***.

(iii)    Any *** for which the (x) *** or (y) *** under the conditions set out in this Clause 1 shall be referred to as “***” and the order for such particular Aircraft will be deemed ***, and the terms of this Clause 1 hereof shall apply.

(iv)    Any *** for which the Buyer has *** under the conditions set out in this Clause 1 shall remain an Aircraft under the Agreement, and the Buyer’s *** with respect to such Aircraft shall lapse.

(v)    Should the Buyer not *** its *** pursuant to this Clause, the Buyer’s *** will lapse with respect to all ***, and the Buyer and ***.

(vi)    Notwithstanding the *** set out in this Clause 1.1, the Buyer grants the Seller a *** to *** the *** (the “***”).

(vii)    The Seller will give *** a one-time written notice of its desire *** on a date falling not later than *** (the “***”). Such notice shall identify all of the *** with respect to which the Seller wishes to ***.

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

(viii)    Should the Seller *** its *** pursuant to this Clause, the *** in respect of the *** shall be considered void and of no effect. The *** defined under Clause 1.1(i) a. to f. shall be understood to be revised by *** and the *** shall be reduced accordingly.

(ix)    Should the Seller not *** its Seller’s *** pursuant to this Clause, the Seller’s *** will lapse with respect to all ***.

1.2    Should the Buyer or the Seller *** the *** or the ***, respectively, with respect to ***, which shall in such case be Aircraft ***, then:

(i)    the *** made by the Buyer with respect to such *** and shall apply such ***, without the ***. Upon *** of the *** or *** will *** under this Agreement with respect to any such ***, and

(ii)    the *** advanced under the *** of even date hereof at the *** (as such terms are defined in such Financing Letter Agreement) shall ***.

1.3    Should the Buyer or the Seller *** the ***, respectively, with respect to ***, then *** with respect to any such *** and shall apply *** scheduled under ***. Upon *** of the *** or *** will *** under this Agreement with respect to any such ***. For the avoidance of doubt, any *** for *** which have become *** shall not be used to *** of the Agreement.

1.4    The exercise of the *** or *** shall not in any way be deemed *** of this Agreement or any other agreement involving Buyer or Seller.  Nor shall such exercise *** in this Clause 1.

2.    INTENTIONALLY LEFT BLANK

3.    INTENTIONALLY LEFT BLANK

4.    ***

Should the Buyer or the Seller *** the *** or the ***, respectively, with respect to any of the *** in accordance with this Letter Agreement, then all *** based on a fleet size of *** A350-900 Aircraft ***, in a methodologically consistent manner.

5.    ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

6.    CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
7.    COUNTERPARTS

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AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
CT1706024 – Amended and Restated A350-900 Purchase Agreement – Execution Version    A&R LA14-4
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:    /s/ Olivier Marty

Its:    Vice President Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:     /s/ John Gebo

    Its:      Senior Vice President Treasury, Fleet & Fuel

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Execution Version
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL